Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

In connection with the Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-QSB of Non-Invasive Monitoring Systems, Inc. (the “Company”) for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Genzler, Company Comptroller and Principal Financial and Accounting Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 5, 2003

/s/ David Genzler

David Genzler Company Comptroller, Principal Financial and Accounting Officer